UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
Form 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 25, 2008
eTelecare Global Solutions, Inc.
(Exact name of registrant as specified in its charter)
001-33362
(Commission File Number)

Philippines (State or other jurisdiction of incorporation)	98-0467478 (I.R.S. Employer Identification No.)
31st Floor CyberOne Building, Eastwood City, Cyberpark,
Libis, Quezon City 1110
Philippines
(Address of principal executive offices, with zip code)
63 (2) 916 5670
(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.
(b) As previously announced on April 24, 2008, eTelecare Global Solutions, Inc. (the “Company”) approved KPMG LLP (“KPMG”) as the Company’s independent registered accounting firm in the United States for the year ending December 31, 2008. This appointment was subject to KPMG successfully completing its client acceptance procedures. On April 25, 2008, the Company was notified by KPMG that its client acceptance procedures had been successfully completed. As a result, the Company’s appointment of KPMG as its independent registered public accounting firm for the year ending December 31, 2008 became effective on April 25, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

eTELECARE GLOBAL SOLUTIONS, INC.
Date: April 30, 2008	By:	/s/ J. Michael Dodson
J. Michael Dodson
Chief Financial Officer